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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   September 26, 2006
                                                   --------------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

          Delaware                     333-130545                13-3416059
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

               250 Vesey Street
      4 World Financial Center 28th Floor
              New York, New York                                  10080
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    (Address of principal executive offices)                     Zip Code


           Registrant's telephone, including area code: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 8.01. Other Events
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     Dechert LLP has been retained by this Registrant as counsel for its
Registration Statement on Form S-3 (Commission File No. 333-130545) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

     Item 9.01. Financial Statements and Exhibits
                ---------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

          5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

          8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

         23.1  Consent of Dechert LLP (included in Exhibit 5.1).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Matthew Whalen
                                            -----------------------------------
                                        Name:  Matthew Whalen
                                        Title: President

Dated: September 26, 2006

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EXHIBIT INDEX
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Exhibit No.    Description
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   5.1         Opinion of Dechert LLP as to legality (including consent of such firm).

   8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

  23.1         Consent of Dechert LLP (included in Exhibit 5.1)